________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 20, 2025

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.
(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 20, 2025 are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Mary T. Barra	1,173,554,159	46,902,767	2,166,807	250,362,675
	Amy L. Chang	1,207,387,859	12,228,417	3,007,457	250,362,675
	D. Jeremy Darroch	1,210,906,336	9,191,055	2,526,342	250,362,675
	Carolyn N. Everson	1,209,731,318	10,558,597	2,333,818	250,362,675
	Michael B.G. Froman	1,204,769,448	15,435,739	2,418,546	250,362,675
	James P. Gorman	1,210,144,810	10,073,559	2,405,364	250,362,675
	Robert A. Iger	1,213,662,424	6,767,376	2,193,933	250,362,675
	Maria Elena Lagomasino	1,192,733,853	26,778,946	3,110,934	250,362,675
	Calvin R. McDonald	1,208,239,809	11,889,503	2,494,421	250,362,675
	Derica W. Rice	1,182,301,425	37,879,341	2,442,967	250,362,675

		For	Against	Abstentions
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for fiscal 2025	1,374,322,498	95,981,468	2,682,442

		For	Against	Abstentions	Broker Non-Votes
3.	Advisory vote to approve executive compensation	1,085,080,187	129,915,143	7,628,403	250,362,675

		For	Against	Abstentions	Broker Non-Votes
4.	Shareholder proposal requesting a report on climate risks to retirement plan beneficiaries	87,209,412	1,128,514,198	6,900,123	250,362,675

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal requesting consideration of participation in the Human Rights Campaign’s Corporate Equality Index	18,083,415	1,199,137,353	5,402,965	250,362,675

		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal requesting a report on risks related to selection of ad buyers and sellers	11,889,785	1,198,659,874	12,074,074	250,362,675

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Deputy General Counsel - Securities Regulation, Governance & Secretary
Dated: March 24, 2025